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                                                                 EXHIBIT 10.16.1

                          [LETTERHEAD OF FLEET BANK]


                                 June 17, 1996




Mr. David Lupp
Vice President/Controller
International Imaging Materials, Inc.
310 Commerce Drive
Amherst, NY  14228



Dear Dave:



        I am pleased to inform you that Fleet Bank has renewed International Imaging Materials Inc.'s $20,ooo,ooo.00 line of credit. The new expiration date will be September 30,1997. All other terms and conditions of the facility (i.e. rate, etc.) remain unchanged. We have also renewed the company's Foreign Exchange line in the amount of $1,500,000.00 and Corporate Mastercard in the amount of $250,000.00 both through September 30, 1997.

        I look forward to working with you and Mike for another year. If you need anything further regarding this matter, please do not hesitate to call.

                                 Sincerely

                                 /s/ John J. Cronin

                                 J.J. Cronin
                                 Vice President